UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 6, 2013
 Date of Report (Date of earliest event reported)

MESA LABORATORIES, INC.

 (Exact name of registrant as specified in its charter)

Commission File Number: 0-11740

COLORADO (State or other jurisdiction of incorporation)	84-0872291 (I.R.S. Employer Identification No.)

12100 WEST SIXTH AVENUE, LAKEWOOD, COLORADO	80228
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 987-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On November 6, 2013, Mesa Laboratories, Inc. (the “Company”) entered into and closed a share purchase agreement (the “Agreement”) with the sole shareholder of TempSys, Inc., a California corporation (“TempSys”) whereby it acquired all of the common stock of TempSys, a company in the business of providing continuous monitoring systems to regulated industries.  The purchase price for the common stock of TempSys consisted of cash consideration of $9,500,000, subject to a working capital adjustment.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits:

99.1                        Press release dated November 6, 2013.

99.2                        Share Purchase Agreement by and among Mesa Laboratories, Inc., TempSys, Inc. and the TempSys, Inc. shareholder, dated as of November 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: November 8, 2013		Mesa Laboratories, Inc.
( Registrant)

/s/ John J. Sullivan
	BY:	John J. Sullivan,
President and Chief Executive Officer